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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     April 17, 2002
                                                --------------------------------

                             VINTAGE PETROLEUM, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                  1-10578                     73-1182669
------------------        ---------------------     ----------------------------
 (State or other           (Commission File              (IRS Employer
 jurisdiction of               Number)                  Identification No.)
 incorporation)


110 West Seventh Street, Tulsa, Oklahoma                     74119
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 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   -----------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          ------------

          On April 17, 2002, the Registrant issued a press release announcing that it is offering $250,000,000 of senior notes. The press release states that the notes will not be registered under the Securities Act of 1933, as amended (the "Act"), and that such notes may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Act. The press release was issued in accordance with Rule 135c promulgated under the Act.

          A copy of the press release dated April 17, 2002, is attached as an exhibit hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.

               99 Press release dated April 17, 2002, issued by the Registrant.



                                   SIGNATURES
                                   -----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         VINTAGE PETROLEUM, INC.



Date: April 17, 2002                            By: /s/ Michael F. Meimerstorf
                                                   -----------------------------
                                                   Michael F. Meimerstorf
                                                   Vice President and Controller


                                       -2-

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                                  Exhibit Index

Exhibit
Number                                Description
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99             Press release dated April 17, 2002, issued by the Registrant.